IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
EXTRACTION OIL & GAS, INC. et al.,[1]	)	Case No. 20-11548 (CSS)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. 10

INTERIM ORDER (I) APPROVING NOTIFICATION
AND HEARING PROCEDURES FOR CERTAIN TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON SHARES AND PREFERRED SHARES AND (ii) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”) (a) approving the Procedures related to transfers of Beneficial Ownership of Common Shares or Preferred Shares, (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to Beneficial Ownership of Common Shares or Preferred Shares in violation of the Procedures shall be null and void ab initio, and (c) scheduling a final hearing to consider entry of a final order (the “Final Order”) approving the Motion on a final basis; all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted here
1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Extraction Oil & Gas, Inc. (3923); 7N, LLC (4912); 8 North, LLC (0904); Axis Exploration, LLC (8170); Extraction Finance Corp. (7117); Mountaintop Minerals, LLC (7256); Northwest Corridor Holdings, LLC (9353); Table Mountain Resources, LLC (5070); XOG Services, LLC (6915); and XTR Midstream, LLC (5624). The location of the Debtors’ principal place of business is 370 17th Street, Suite 5300, Denver, Colorado 80202.
2 Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

in; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:
1. The Motion is granted on an interim basis as set forth herein.
2. The final hearing (the “Final Hearing”) on the Motion shall be held on July 7, 2020 at 1:00 p.m., prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Eastern Time, on June 30, 2020, and shall be served on: (a) the Debtors, Extraction Oil & Gas, Inc., 370 17th Street, Suite 5300, Denver, Colorado 80202, Attn: Eric Christ; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher Marcus, P.C., Allyson Smith Weinhouse, and Ciara Foster and (ii) Whiteford, Taylor & Preston LLC, The Renaissance Centre, Suite 500, 405 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams, Richard W. Riley, and Stephen B. Gerald; (c) the United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Richard L. Schepacarter; (d) counsel to the administrative agent under the Debtors’ prepetition senior credit facility, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, Texas 77002, Attn: Dewey J. Gonsoulin Jr., William A. (Trey) Wood III, and Heather Brown; (e) counsel to the ad hoc group of lenders under the Debtors’ prepetition senior notes, (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, Attn: Andrew Rosenberg, Alice Belisle Eaton, Christopher Hopkins, Douglas Keeton and Omid Rahnama and (ii) Young Conaway Stargatt & Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801, Attn: Pauline K. Morgan & Sean T. Greecher; (f) counsel to the ad hoc group of holders of the Debtors’ preferred equity, Quinn Emanuel Urquhart & Sullivan, LLP, 51 Madison Avenue, 22nd Floor, New York, New York 10010, Attn: Benjamin Finestone; and (g) counsel to any statutory committee appointed in these chapter 11 cases. In the event no objections to entry of the Final Order on the Motion are timely received, this Court may enter such Final Order without need for the Final Hearing.
3. The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved.
4. Any transfer of or declaration of worthlessness with respect to Beneficial Ownership of Common Shares or Preferred Shares in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.
5. In the case of any such transfer of Beneficial Ownership of Common Shares or Preferred Shares in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.
6. In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Shares or Preferred Shares in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.
7. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures upon proper notice given.
8. The requirements set forth in this Interim Order are in addition to the requirements of all applicable laws.
9. The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).
10. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules are satisfied by such notice.
11. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.
12. The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.
13. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Exhibit 1

Procedures for Transfers of and Declarations of Worthlessness with Respect to
Beneficial Ownership of Common Shares and Preferred Shares

Procedures for Transfers of and Declarations of Worthlessness with Respect to Beneficial Ownership of Common Shares and Preferred Shares

The following procedures apply to transfers of Beneficial Ownership of Common Shares or Preferred Shares:3

a. Any entity (as defined in section 101(15) of the Bankruptcy Code) that currently is or becomes a Substantial Shareholder (as defined herein) must file with the Court and serve upon: (aa) the Debtors, 370 17th Street, Suite 5300, Denver, Colorado 80202; (bb) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher J. Marcus, P.C. (christopher.marcus@kirkland.com), Allyson Smith Weinhouse (allyson.smith@kirkland.com), and Ciara Foster (ciara.foster@kirkland.com), and (ii) Whiteford, Taylor & Preston LLC, 450 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams (mabrams@wtplaw.com ), Richard W. Riley (rriley@wtplaw.com), and Stephen B. Gerald (sgerald@wtplaw.com); (cc) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 Attn: Richard L. Schepacarter; (dd) counsel to the lenders under the Debtors’ debtor-in-possession financing and the administrative agent thereunder, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, Texas 77002, Attn: Dewey J. Gonsoulin Jr. (dewey.gonsoulin@bracewell.com), William A. (Trey) Wood III, (trey.wood@bracewell.com), and Heather Brown (heather.brown@bracewell.com) (ee) counsel to the Ad Hoc Group of Senior Noteholders (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, Attn: Andrew Rosenberg (arosenberg@paulweiss.com), Alice Belisle Eaton (aeaton@paulweiss.com), Christopher Hopkins (chopkins@paulweiss.com), Douglas Keeton (dkeeton@paulweiss.com) and Omid Rahnama (orahnama@paulweiss.com), and (ii) Young Conaway Stargatt & Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801, Attn: Pauline K. Morgan (pmorgan@ycst.com) & Sean T. Greecher (sgreecher@ycst.com); (ff) counsel to any statutory committee appointed in these cases; and (gg) any party that has requested notice pursuant to Bankruptcy Rule 2002 (collectively, the “Declaration Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”) on or before the later of (i) 45 calendar days after the date of the Notice of Interim Order (as defined herein), or (ii) ten calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b. Prior to effectuating any transfer of Beneficial Ownership of Common Shares or Preferred Shares that would (i) result in an increase in the amount of Common Shares or Preferred Shares of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court and serve upon the Declaration Notice Parties an advance written declaration of the intended transfer of Beneficial Ownership of Common Shares or Preferred Shares, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Shares or Preferred Shares”).

c. Prior to effectuating any transfer of Beneficial Ownership of Common Shares or Preferred Shares that would (i) result in a decrease in the amount of Common Shares or Preferred Shares of which a Substantial Shareholder has Beneficial Ownership, or (ii) result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court and serve upon the Declaration Notice Parties an advance written declaration of the intended transfer of Beneficial Ownership of Common Shares or Preferred Shares, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Shares or Preferred Shares,” and together with a Declaration of Intent to Accumulate Common Shares or Preferred Shares, a “Declaration of Proposed Transfer”).

d. The Debtors shall have 30 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial
3 Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Shares or Preferred Shares described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize the Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless the Debtors withdraw such objection or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such 30‑day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. To the extent the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide five (5) business days’ notice of that decision to counsel to any statutory committee(s) appointed in the Debtors’ chapter 11 cases. Further transactions within the scope of this paragraph are the subject of additional notices in accordance with these Procedures, with an additional 30‑day waiting period for each Declaration of Proposed Transfer.

e. For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 6,216,077 Common Shares (representing approximately 4.5 percent of all issued and outstanding Common Shares) or any entity or individual that has Beneficial Ownership 8,337 Preferred Shares (representing approximately 4.5 percent of all issued and outstanding Preferred Shares);4 (ii)“Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the IRC and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

The following procedures apply to declarations of worthlessness of Beneficial Ownership of Common Shares or Preferred Shares:

a. Any person or entity that currently is or becomes a 50-Percent Shareholder must file with the Court and serve upon the Declaration Notice Parties a declaration of such status, substantially in the form of Exhibit 1D attached to these Procedures (each, a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of (i) 30 calendar days after the date of the Notice of Interim Order (as defined herein), and (ii) ten calendar days after becoming a 50-Percent Shareholder.

b. Prior to filing any federal or state tax return or any amendment or taking any other action to such a return that claims any deduction for worthlessness of Beneficial Ownership of Common Shares or Preferred Shares for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50-Percent Shareholder must file with the Court and serve upon the Declaration Notice Parties an advance written declaration substantially in the form of Exhibit 1E attached to these Procedures (each, a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

c. The Debtors will have 30 calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50‑Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize the Foreign Tax Credits. If the Debtors file an objection, the filing of the return or amendment or taking any other action with such claim remains ineffective pending a final ruling on the objection (and thereafter in accordance with the ruling and applicable appellate rules and procedures), and the 50-Percent
4 Based on approximately 138,135,046 shares of Common Shares outstanding as of May 8, 2020 and 185,280 of Preferred Shares outstanding as of March 31, 2020.

Shareholder shall be required to file an amended tax return revoking such proposed deduction. If the Debtors do not object within such 30‑day period, the filing of the return or amendment with such claim will be permitted as set forth in the Declaration of Intent to Claim a Worthless Stock Deduction. To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide five business days’ notice of that decision to counsel to any statutory committee(s) appointed in the Debtors’ chapter 11 cases. Additional returns or amendments within the scope of this paragraph are the subject of additional notices in accordance with these Procedures as set forth herein, with an additional 30‑day waiting period for each Declaration of Intent to Claim a Worthless Stock Deduction.

d. For purposes of these procedures a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2016 has owned or beneficially owned 50 percent or more of the Debtor’s stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).
Notice Procedures

The following notice procedures apply to these Procedures:

a. No later than two business days following entry of the Interim Order, the Debtors shall serve by first class mail, postage prepaid, a notice substantially in the form of Exhibit 1F attached to these Procedures (the “Notice of Interim Order”), on: (aa) the Debtors, 370 17th Street, Suite 5300, Denver, Colorado 80202; (bb) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher J. Marcus, P.C. (christopher.marcus@kirkland.com), Allyson Smith Weinhouse (allyson.smith@kirkland.com), and Ciara Foster (ciara.foster@kirkland.com), and (ii) Whiteford, Taylor & Preston LLC, 450 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams (mabrams@wtplaw.com ), Richard W. Riley (rriley@wtplaw.com), and Stephen B. Gerald (sgerald@wtplaw.com); (cc) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 Attn: Richard L. Schepacarter; (dd) counsel to the lenders under the Debtors’ debtor-in-possession financing and the administrative agent thereunder, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, Texas 77002, Attn: Dewey J. Gonsoulin Jr. (dewey.gonsoulin@bracewell.com), William A. (Trey) Wood III, (trey.wood@bracewell.com), and Heather Brown (heather.brown@bracewell.com); (ee) the United States Securities and Exchange Commission (ff) the Internal Revenue Service; (gg) the office of the attorneys general for the states in which the Debtors operate; (hh) all registered and record holders of Common Shares or Preferred Shares (with instructions and sufficient instructions for Nominees to forward the materials to the beneficial holders of Common Shares or Preferred Shares); and (ii) any party that has requested notice pursuant to Bankruptcy Rule 2002. Additionally, no later than two business days following entry of the final order, the Debtors shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

b. All registered holders of Common Shares or Preferred Shares shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered holder holds such Common Shares or Preferred Shares down the chain of ownership for all such holders of Common Shares or Preferred Shares.

c. Any entity, broker, or agent acting on such entity’s or individual’s behalf that sells Common Shares or Preferred Shares to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Shares or Preferred Shares or any broker or agent acting on such purchaser’s behalf.

d. As soon as is practicable following entry of the Interim Order, the Debtors shall (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in the national editions of The New York Times or USA Today and (ii) submit a copy of the Notice of Interim Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg.

e. To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except to the extent (i) necessary to respond to a petition or objection filed with the Court, (ii) otherwise required by law, or (iii) that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person or entity, subject to further Court order.

[Remainder of page intentionally left blank.]

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
EXTRACTION OIL & GAS, INC. et al.,[5]	)	Case No. 20-11548 (CSS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER6

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect existing Common Shares or Series A Convertible Preferred Shares of Extraction Oil & Gas, Inc. or of any Beneficial Ownership therein (the “Common Shares” or “Preferred Shares,” respectively). Extraction Oil & Gas, Inc. is a debtor and debtor in possession in Case No. 20-11548 (CSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).
PLEASE TAKE FURTHER NOTICE that as of __________, 2020, the undersigned party currently has Beneficial Ownership of _________ Common Shares and/or _________ Preferred Shares. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Shares or Preferred Shares:
5 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Extraction Oil & Gas, Inc. (3923); 7N, LLC (4912); 8 North, LLC (0904); Axis Exploration, LLC (8170); Extraction Finance Corp. (7117); Mountaintop Minerals, LLC (7256); Northwest Corridor Holdings, LLC (9353); Table Mountain Resources, LLC (5070); XOG Services, LLC (6915); and XTR Midstream, LLC (5624). The location of the Debtors’ principal place of business is 370 17th Street, Suite 5300, Denver, Colorado 80202.
6 For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 6,216,077 Common Shares (representing approximately 4.5 percent of all issued and outstanding Common Shares) or any entity or individual that has Beneficial Ownership 8,337 Preferred Shares (representing approximately 4.5 percent of all issued and outstanding Preferred Shares); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

Number of Common Shares or Preferred Shares	Date Acquired

(Attach additional page(s) if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Shares and Preferred Shares and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, 370 17th Street, Suite 5300, Denver, Colorado 80202; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher J. Marcus, P.C. (christopher.marcus@kirkland.com), Allyson Smith Weinhouse (allyson.smith@kirkland.com), and Ciara Foster (ciara.foster@kirkland.com), and (ii) Whiteford, Taylor & Preston LLC, 450 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams (mabrams@wtplaw.com ), Richard W. Riley (rriley@wtplaw.com), and Stephen B. Gerald (sgerald@wtplaw.com); (c) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 Attn: Attn: Richard L. Schepacarter; (d) counsel to any statutory committee appointed in these chapter 11 cases; (e) the administrative agent under the Debtors’ prepetition senior credit facility or, in lieu thereof, counsel thereto; (f) the administrative agent under the Debtors’ debtor-in-possession financing facilities or, in lieu thereof, counsel thereto; (g) the indenture trustee for the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; (h) the holders of the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; Internal Revenue Service; (i) the United States Securities and Exchange Commission (j) the office of the attorneys general for the states in which the Debtors operate; (k) all registered and record holders of Common Shares or Preferred Shares (with instructions and sufficient instructions for Nominees to forward the materials to the beneficial holders of Common Shares or Preferred Shares); and (l) any party that has requested notice pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By: ________________________________
Name: _____________________________
Address: ___________________________

Telephone: _________________________
Facsimile: __________________________
Dated: ___________________________

Exhibit 1B

Declaration of Intent to Accumulate Common Shares or Preferred Shares

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
EXTRACTION OIL & GAS, INC. et al.,[7]	)	Case No. 20-11548 (CSS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON SHARES OR PREFERRED SHARES8

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) existing Common Shares or Series A Convertible Preferred Shares of Extraction Oil & Gas, Inc. or of any Beneficial Ownership therein (the “Common Shares” or the “Preferred Shares,” respectively). Extraction Oil & Gas, Inc. is a debtor and debtor in possession in Case No. 20-11548 (CSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).
PLEASE TAKE FURTHER NOTICE that if applicable, on __________, 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ Common Shares and/or Preferred Shares.
PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________
7 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Extraction Oil & Gas, Inc. (3923); 7N, LLC (4912); 8 North, LLC (0904); Axis Exploration, LLC (8170); Extraction Finance Corp. (7117); Mountaintop Minerals, LLC (7256); Northwest Corridor Holdings, LLC (9353); Table Mountain Resources, LLC (5070); XOG Services, LLC (6915); and XTR Midstream, LLC (5624). The location of the Debtors’ principal place of business is 370 17th Street, Suite 5300, Denver, Colorado 80202.
8 For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 6,216,077 Common Shares (representing approximately 4.5 percent of all issued and outstanding Common Shares) or any entity or individual that has Beneficial Ownership 8,337 Preferred Shares (representing approximately 4.5 percent of all issued and outstanding Preferred Shares); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

Common Shares and/or Preferred Shares or an Option with respect to _________ Common Shares and/or Preferred Shares. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ Common Shares and/or Preferred Shares after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Shares or Preferred Shares and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, 370 17th Street, Suite 5300, Denver, Colorado 80202; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher J. Marcus, P.C. (christopher.marcus@kirkland.com), Allyson Smith Weinhouse (allyson.smith@kirkland.com), and Ciara Foster (ciara.foster@kirkland.com), and (ii) Whiteford, Taylor & Preston LLC, 450 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams (mabrams@wtplaw.com ), Richard W. Riley (rriley@wtplaw.com), and Stephen B. Gerald (sgerald@wtplaw.com); (c) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 Attn: Attn: Richard L. Schepacarter; (d) counsel to any statutory committee appointed in these chapter 11 cases; (d) counsel to any statutory committee appointed in these chapter 11 cases; (e) the administrative agent under the Debtors’ prepetition senior credit facility or, in lieu thereof, counsel thereto; (f) the administrative agent under the Debtors’ debtor-in-possession financing facilities or, in lieu thereof, counsel thereto; (g) the indenture trustee for the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; (h) the holders of the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; Internal Revenue Service; (i) the United States Securities and Exchange Commission (j) the office of the attorneys general for the states in which the Debtors operate; (k) all registered and record holders of Common Shares or Preferred Shares (with instructions and sufficient instructions for Nominees to forward the materials to the beneficial holders of Common Shares or Preferred Shares); and (l) any party that has requested notice pursuant to Bankruptcy Rule 2002.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 30‑day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional Common Shares or Preferred Shares will each require an additional notice filed with the Court and served in the same manner as this Declaration.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By: ________________________________
Name: _____________________________
Address: ___________________________

Telephone: _________________________
Facsimile: __________________________
Dated: ___________________________

Exhibit 1C

Declaration of Intent to Transfer Common Shares or Preferred Shares

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
EXTRACTION OIL & GAS, INC. et al.,[9]	)	Case No. 20-11548 (CSS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF INTENT TO TRANSFER COMMON SHARES OR PREFERRED SHARES10

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) existing Common Shares or Series A Convertible Preferred Shares of Extraction Oil & Gas, Inc. or of any Beneficial Ownership therein (the “Common Shares” or “Preferred Shares,” respectively). Extraction Oil & Gas, Inc. is a debtor and debtor in possession in Case No. 20-11548 (CSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).
PLEASE TAKE FURTHER NOTICE that if applicable, on _________, 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ Common Shares and/or Preferred Shares.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ Common Shares
9 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Extraction Oil & Gas, Inc. (3923); 7N, LLC (4912); 8 North, LLC (0904); Axis Exploration, LLC (8170); Extraction Finance Corp. (7117); Mountaintop Minerals, LLC (7256); Northwest Corridor Holdings, LLC (9353); Table Mountain Resources, LLC (5070); XOG Services, LLC (6915); and XTR Midstream, LLC (5624). The location of the Debtors’ principal place of business is 370 17th Street, Suite 5300, Denver, Colorado 80202.
10 For purposes of this declaration: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 6,216,077 Common Shares (representing approximately 4.5 percent of all issued and outstanding Common Shares) or any entity or individual that has Beneficial Ownership 8,337 Preferred Shares (representing approximately 4.5 percent of all issued and outstanding Preferred Shares); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

and/or Preferred Shares or an Option with respect to _________ of Common Shares and/or Preferred Shares. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ Common Shares and/or Preferred Shares after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.
PLEASE TAKE FURTHER NOTICE that pursuant the [Interim/Final] Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Shares and Preferred Shares and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, 370 17th Street, Suite 5300, Denver, Colorado 80202; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher J. Marcus, P.C. (christopher.marcus@kirkland.com), Allyson Smith Weinhouse (allyson.smith@kirkland.com), and Ciara Foster (ciara.foster@kirkland.com), and (ii) Whiteford, Taylor & Preston LLC, 450 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams (mabrams@wtplaw.com ), Richard W. Riley (rriley@wtplaw.com), and Stephen B. Gerald (sgerald@wtplaw.com); (c) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 Attn: Attn: Richard L. Schepacarter; (d) counsel to any statutory committee appointed in these chapter 11 cases; (e) the administrative agent under the Debtors’ prepetition senior credit facility or, in lieu thereof, counsel thereto; (f) the administrative agent under the Debtors’ debtor-in-possession financing facilities or, in lieu thereof, counsel thereto; (g) the indenture trustee for the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; (h) the holders of the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; Internal Revenue Service; (i) the United States Securities and Exchange Commission (j) the office of the attorneys general for the states in which the Debtors operate; (k) all registered and record holders of Common Shares or Preferred Shares (with instructions and sufficient instructions for Nominees to forward the materials to the beneficial holders of Common Shares or Preferred Shares); and (l) any party that has requested notice pursuant to Bankruptcy Rule 2002.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless the Debtors withdraw such objection or the Court approves such transaction by a final and non-appealable order. If the Debtors do not object within such 30‑day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional Common Shares or Preferred Shares each will require an additional notice filed with the Court, and served in the same manner as this Declaration.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By: ________________________________
Name: _____________________________
Address: ___________________________

Telephone: _________________________
Facsimile: __________________________
Dated: ___________________________

Exhibit 1D

Declaration of Status as a 50-Percent Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
EXTRACTION OIL & GAS, INC. et al.,[11]	)	Case No. 20-11548 (CSS)
)
Debtors.	)	(Jointly Administered)
)

DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER12

PLEASE TAKE NOTICE that the undersigned party is/has become a 50‑Percent Shareholder with respect to the existing Common Shares or Series A Convertible Preferred Shares of Extraction Oil & Gas, Inc. or of any Beneficial Ownership therein (the “Common Shares” or “Preferred Shares,” respectively). Extraction Oil & Gas, Inc. is a debtor and debtor in possession in Case No. 20-11548 (CSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).
PLEASE TAKE FURTHER NOTICE that, as of _________, 2020, the undersigned party currently has Beneficial Ownership of _________ Common Shares and/or Preferred Shares. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Shares and/or Preferred Shares:
11 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Extraction Oil & Gas, Inc. (3923); 7N, LLC (4912); 8 North, LLC (0904); Axis Exploration, LLC (8170); Extraction Finance Corp. (7117); Mountaintop Minerals, LLC (7256); Northwest Corridor Holdings, LLC (9353); Table Mountain Resources, LLC (5070); XOG Services, LLC (6915); and XTR Midstream, LLC (5624). The location of the Debtors’ principal place of business is 370 17th Street, Suite 5300, Denver, Colorado 80202.
12 For purposes of this Declaration: (i) a “50-Percent Shareholder” is any person or entity that has owned or beneficially has owned 50 percent or more of the Debtor’s stock at any time since December 31, 2016 (determined in accordance with section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations thereunder); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code and the applicable Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

Number of Shares	Date Acquired

(Attach additional pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Shares and Preferred Shares and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, 370 17th Street, Suite 5300, Denver, Colorado 80202; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher J. Marcus, P.C. (christopher.marcus@kirkland.com), Allyson Smith Weinhouse (allyson.smith@kirkland.com), and Ciara Foster (ciara.foster@kirkland.com), and (ii) Whiteford, Taylor & Preston LLC, 450 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams (mabrams@wtplaw.com ), Richard W. Riley (rriley@wtplaw.com), and Stephen B. Gerald (sgerald@wtplaw.com); (c) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 Attn: Attn: Richard L. Schepacarter; (d) counsel to any statutory committee appointed in these chapter 11 cases; (e) the administrative agent under the Debtors’ prepetition senior credit facility or, in lieu thereof, counsel thereto; (f) the administrative agent under the Debtors’ debtor-in-possession financing facilities or, in lieu thereof, counsel thereto; (g) the indenture trustee for the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; (h) the holders of the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; Internal Revenue Service; (i) the United States Securities and Exchange Commission (j) the office of the attorneys general for the states in which the Debtors operate; (k) all registered and record holders of Common Shares or Preferred Shares (with instructions and sufficient instructions for Nominees to forward the materials to the beneficial holders of Common Shares or Preferred Shares); and (l) any party that has requested notice pursuant to Bankruptcy Rule 2002.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of 50-Percent Shareholder)

By: ________________________________
Name: _____________________________
Address: ___________________________

Telephone: _________________________
Facsimile: __________________________
Dated: ___________________________

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
EXTRACTION OIL & GAS, INC. et al.,[13]	)	Case No. 20-11548 (CSS)
)
Debtors.	)	(Jointly Administered)
)

DECLARTION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION14

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) with respect to the existing Common Shares or Series A Convertible Preferred Shares of Extraction Oil & Gas, Inc. or of any Beneficial Ownership therein (the “Common Shares” or “Preferred Shares,” respectively). Extraction Oil & Gas, Inc. is a debtor and debtor in possession in Case No. 20‑11548 (CSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).
PLEASE TAKE FURTHER NOTICE that, if applicable, on __________, 2020 the undersigned party filed a Declaration of Status as a 50-Percent Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ Common Shares and/or Preferred Shares.
13 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Extraction Oil & Gas, Inc. (3923); 7N, LLC (4912); 8 North, LLC (0904); Axis Exploration, LLC (8170); Extraction Finance Corp. (7117); Mountaintop Minerals, LLC (7256); Northwest Corridor Holdings, LLC (9353); Table Mountain Resources, LLC (5070); XOG Services, LLC (6915); and XTR Midstream, LLC (5624). The location of the Debtors’ principal place of business is 370 17th Street, Suite 5300, Denver, Colorado 80202.
14 For purposes of this Declaration: (i) a “50-Percent Shareholder” is any person or entity that has owned or beneficially has owned 50 percent or more of the Debtor’s stock at any time since December 31, 2016 (determined in accordance with section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations thereunder); (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code and the applicable Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare that _________ Common Shares and/or Preferred Shares became worthless during the tax year ending _________.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.
PLEASE TAKE FURTHER NOTICE that pursuant to the [Interim/Final] Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Shares or Preferred Shares and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon: (a) the Debtors, 370 17th Street, Suite 5300, Denver, Colorado 80202; (b) proposed counsel to the Debtors, (i) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Christopher J. Marcus, P.C. (christopher.marcus@kirkland.com), Allyson Smith Weinhouse (allyson.smith@kirkland.com), and Ciara Foster (ciara.foster@kirkland.com), and (ii) Whiteford, Taylor & Preston LLC, 450 North King Street, Wilmington, Delaware 19801, Attn: Marc R. Abrams (mabrams@wtplaw.com ), Richard W. Riley (rriley@wtplaw.com), and Stephen B. Gerald (sgerald@wtplaw.com); (c) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801 Attn: Attn: Richard L. Schepacarter; (d) counsel to any statutory committee appointed in these chapter 11 cases; (e) the administrative agent under the Debtors’ prepetition senior credit facility or, in lieu thereof, counsel thereto; (f) the administrative agent under the Debtors’ debtor-in-possession financing facilities or, in lieu thereof, counsel thereto; (g) the indenture trustee for the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; (h) the holders of the Debtors’ prepetition senior notes or, in lieu thereof, counsel thereto; Internal Revenue Service; (i) the United States Securities and Exchange Commission (j) the office of the attorneys general for the states in which the Debtors operate; (k) all registered and record holders of Common Shares or Preferred Shares (with instructions and sufficient instructions for Nominees to forward the materials to the beneficial holders of Common Shares or Preferred Shares); and (l) any party that has requested notice pursuant to Bankruptcy Rule 2002.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 30 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless the Debtors withdraw such objection or the Court approves such action by a final and non-appealable order. If the Debtors do not object within such

30‑day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party each will require an additional notice filed with the Court to be served in the same manner as this Declaration, and are subject to an additional 30‑day waiting period.
PLEASE TAKE FURTHER NOTICE that pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By: ________________________________
Name: _____________________________
Address: ___________________________

Telephone: _________________________
Facsimile: __________________________
Dated: ___________________________

Exhibit 1F

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
EXTRACTION OIL & GAS, INC. et al.,[15]	)	Case No. 20-11548 (CSS)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF (I) DISCLOSURE PROCEDURES APPLICABLE TO Certain HOLDERS OF COMMON SHARES AND PREFERRED SHARES, (II) DISCLOSURE PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON SHARES AND PREFERRED SHARES, AND (III) FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON SHARES OR SERIES A CONVERTIBLE PREFERRED SHARES IN EXTRACTION OIL & GAS, INC. (THE “COMMON SHARES” AND “PREFERRED SHARES”).

PLEASE TAKE NOTICE that on June 14, 2020 (the “Petition Date”), the above‑captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of or exercise control over property of or from the Debtors’ estates.
PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Shares or Preferred Shares and (II) Granting Related Relief [Docket No. __] (the “Motion”).
PLEASE TAKE FURTHER NOTICE that on [______], 2020, the Court entered the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Shares or Preferred Shares and (II) Granting Related Relief [Docket No. __] (the “Order”) approving procedures for certain transfers of or declarations of
15 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Extraction Oil & Gas, Inc. (3923); 7N, LLC (4912); 8 North, LLC (0904); Axis Exploration, LLC (8170); Extraction Finance Corp. (7117); Mountaintop Minerals, LLC (7256); Northwest Corridor Holdings, LLC (9353); Table Mountain Resources, LLC (5070); XOG Services, LLC (6915); and XTR Midstream, LLC (5624). The location of the Debtors’ principal place of business is 370 17th Street, Suite 5300, Denver, Colorado 80202.

worthlessness with respect to Beneficial Ownership of Common Shares or Preferred Shares, as set forth in Exhibit 1 attached to the Order (the “Procedures”).16
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a Substantial Shareholder or potential Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Shares, or Beneficial Ownership of Common Shares or Preferred Shares, in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.
PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction with respect to Common Shares or Preferred Shares, or Beneficial Ownership of Common Shares or Preferred Shares, in violation of the Procedures, and any such deduction in violation of the Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction.
PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the notice, solicitation, and claims agent for the Debtors, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such Order and declarations are also available via PACER on the Court’s website at https://ecf.deb.uscourts.gov for a fee, or by accessing the Debtors’ restructuring website at http://www.kccllc.net/extractionog.
PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on ____________, 2020, at __:__ _.m., prevailing Eastern Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Eastern Time, on _________, 2020.
PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.
PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF, OR DECLARATION OF WORTHLESSNESS WITH RESPECT TO Common Shares or Preferred Shares, BENEFICIAL OWNERSHIP THEREOF, OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.
PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.
[Remainder of page intentionally left blank]
16 Capitalized terms used in this Order and not immediately defined have the meanings given to such terms in the Motion or in the First Day Declaration as applicable.

Dated: ______, 2020	/s/ DRAFT
Wilmington, Delaware	WHITEFORD, TAYLOR & PRESTON LLC[17]
Marc R. Abrams (DE No. 955)
Richard W. Riley (DE No. 4052)
Stephen B. Gerald (DE No. 5857)
The Renaissance Centre
405 North King Street, Suite 500
Wilmington, Delaware 19801
Telephone: (302) 353-4144
Facsimile: (302) 661-7950
Email: mabrams@wtplaw.com
rriley@wtplaw.com
sgerald@wtplaw.com
- and -
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
Christopher Marcus, P.C. (pro hac vice pending)
Allyson Smith Weinhouse (pro hac vice pending)
Ciara Foster (pro hac vice pending)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Email: christopher.marcus@kirkland.com
allyson.smith@kirkland.com
ciara.foster@kirkland.com

Proposed Co-Counsel to the Debtors and Debtors in Possession

17 Whiteford, Taylor & Preston LLC operates as Whiteford Taylor & Preston L.L.P. in jurisdictions outside of Delaware.